UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 16, 2017

Avon Products, Inc.
(Exact name of registrant as specified in charter)

New York	1-4881	13-0544597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Building 6, Chiswick Park
London W4 5HR
United Kingdom
(Address of principal executive offices) (Zip Code)
+44-1604-232425
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On March 16, 2017, the Audit Committee of the Board of Directors (the “Audit Committee”) of Avon Products, Inc. (the “Company”, “we” or “our”) approved the appointment of PricewaterhouseCoopers LLP, United Kingdom (“PwC-UK”) to serve as our independent registered public accounting firm for the year ending December 31, 2017, including performing reviews of the interim quarterly periods ending June 30, 2017 and September 30, 2017. This change was made in connection with the move of the Company’s headquarters to the UK. We will ask our shareholders to ratify the appointment of PwC-UK at our next annual meeting of shareholders.

Also on March 16, 2017, the Company, with the approval of the Audit Committee, dismissed PricewaterhouseCoopers LLP, United States, (PwC-US) as the Company’s independent registered public accounting firm, effective June 30, 2017.

The reports of PwC-US on the consolidated financial statements of the Company for the years ended December 31, 2016 and December 31, 2015 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. During the years ended December 31, 2016 and December 31, 2015 and the subsequent interim period through March 16, 2017, (i) there were no disagreements with PwC-US on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to PwC-US’s satisfaction, would have caused PwC-US to make reference to the subject matter of the disagreements in their reports on the consolidated financial statements for such years, and (ii) there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

PwC-UK participated in a portion of the audit of the Company’s consolidated financial statements for the years ended December 31, 2016 and December 31, 2015. During the Company’s two most recent years ended December 31, 2016 and December 31, 2015 and in the subsequent interim period through March 16, 2017, other than in the normal course of the audit, neither the Company nor anyone on its behalf consulted PwC-UK regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided to the Company that PwC-UK concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or reportable event as defined in Regulation S-K, Item 304(a)(1)(iv) and Item 304(a)(1)(v), respectively.

The Company provided PwC-US with a copy of the disclosure contained in this Current Report on Form 8-K prior to the time this Current Report on Form 8-K was filed with the Securities and Exchange Commission (the “SEC”) and requested that PwC-US furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of PwC-US’s letter, dated March 21, 2017, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit 16.1	Letter from PwC-US to the Securities and Exchange Commission, dated March 21, 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVON PRODUCTS, INC.
(Registrant)

By	/s/ Robert Loughran
Name: Robert Loughran
Title: Group Vice President and Chief Accounting Officer

Date: March 22, 2017

EXHIBIT INDEX

Exhibit 16.1	Letter from PwC-US to the Securities and Exchange Commission, dated March 21, 2017.